UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: October 31, 2019

RIVER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Alabama	333-205986	46-1422125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 Legends Drive Prattville, Alabama	36066
(Address of Principal Executive Offices)	(Zip Code)

(334) 290-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 31, 2019, the Company completed its acquisition by merger (the “Merger”) of Trinity Bancorp, Inc., an Alabama corporation (“Trinity”) in accordance with the terms of the Agreement and Plan of Merger dated as of June 4, 2019, among Trinity and the Company (the “Agreement”). Immediately after closing and in accordance with the Agreement, Trinity Bank, which had been a wholly owned subsidiary of Trinity, was merged with and into River Bank & Trust (“River Bank”) with River Bank as the surviving bank. In accordance with the Agreement, Trinity shareholders received $3.50 in cash and .44627 shares of the Company’s common stock for each share held of record as of the effective date of the Merger. The Company paid $6,112,856 in the aggregate and issued 779,034 shares of its common stock in the aggregate in the Merger. The preceding description is qualified in its entirety by reference to the Agreement, which is incorporated by reference from the Company’s Form 8-K filed June 5, 2019 as set forth in Exhibit 2.1 hereto.

ITEM 8.01 OTHER EVENTS

On November 1, 2019, the Company issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 9-K was required to be filed.

(c)	Shell company transactions. Not applicable.

(d) EXHIBITS

2.1

Agreement and Plan of Merger, dated as of June 4, 2019 among River Financial Corporation and Trinity (incorporated by reference to Exhibit 2.1, filed as part of the Company’s Form 8-K filed on June 5, 2019).

99.1	Press Release, dated November 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER FINANCIAL CORPORATION

Date: November 4, 2019	By:	/s/ James M. Stubbs
James M. Stubbs
Chief Executive Officer

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